UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 15, 2008

                          NAPCO SECURITY SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


     Delaware                       0-10004                     11-2277818
 ------------------          ---------------------         ---------------------
 (State or other             (Commission File No.)             (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

                 333 Bayview Avenue, Amityville, New York 11701
                 ----------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:      (631) 842-9400

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 15, 2008, the Registrant engaged Holtz Rubenstein Reminick LLP ("New Accountant") as the Registrant's principal independent accountants to audit its financial statements, replacing Marcum & Kliegman LLP (the "Former Accountants") as the Registrant's independent auditors, who were dismissed on the same day. The change was approved by the Audit Committee of Registrant's Board of Directors. The Registrant has not consulted with Holtz Rubenstein Reminick LLP during its two most recent fiscal years nor during any subsequent interim period prior to its appointment as auditor for the fiscal year 2009 audit regarding the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements.

The Former Accountants' reports on the Registrant's financial statements for fiscal 2007 and 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

The Former Accountants were engaged as the Registrant's independent accountants on December 15, 2003.

During the Registrant's fiscal year ended June 30, 2008, and any subsequent interim period, there were no disagreements between the Registrant and the Former Accountants on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures.

During the Registrant's fiscal year ending June 30, 2007, there were disagreements between the Registrant and the Former Accountants relating to Management's estimate of the reserve required for slow-moving or obsolete inventory, reclassification of certain inventories to non-current and management's estimates used to capitalize certain indirect labor costs into inventory. All of the foregoing disagreements were resolved to the Former Accountants' satisfaction.

As reported in the Auditors Report on Internal Controls over Financial Reporting included in the Registrant's Forms 10-K for the fiscal years ended June 30, 2007 and 2008, the Former Accountants advised the Registrant that certain of its internal controls over financial reporting were not effective.

The Registrant's Audit Committee discussed the subject matter of each of the above with the Former Accountant.

The Registrant has authorized the Former Accountants to respond fully to the New Accountants concerning the subject matter of each of the above.


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

The Registrant has requested Former Accountants to provide the Registrant with a letter addressed to the Commission stating whether it agrees or disagrees with the statements contained herein and that letter is included as an exhibit hereto.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

                  Exhibits:

                  Exhibit 16.01 - Letter of Marcum & Kliegman LLP dated
                                  December 19, 2008.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.



                                          NAPCO SECURITY SYSTEMS, INC.
                                          ----------------------------
                                          (Registrant)



Date: December 19, 2008                   By:      /s/ Kevin S. Buchel
                                                   -----------------------------
                                          Name:    Kevin S. Buchel
                                          Title:   Senior Vice President of
                                                   Operations and Finance


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